UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2021

CLECO CORPORATE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

CLECO POWER LLC
(Exact name of registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2030 Donahue Ferry Road
     Pineville, Louisiana                            71360-5226
(Address of principal executive offices)                         (Zip Code)
Registrant’s telephone number, including area code: (318) 484-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 21, 2021, Cleco Power LLC (“Cleco Power”) entered into a revolving credit agreement under which it can, subject to the terms and conditions therein, borrow up to $300.0 million (the “Credit Agreement”) and a $125.0 million term loan agreement (the “Term Loan” and, together with the Credit Agreement, the “Agreements”). The Agreements replace Cleco Power’s existing revolving credit agreement and term loan agreement. The Credit Agreement has a term that extends through May 21, 2026. Under the Credit Agreement, Cleco Power is required to maintain total indebtedness less than or equal to 65% of total capitalization. The borrowing costs under the Credit Agreement are currently equal to LIBOR plus 1.250% or ABR plus 0.250%, plus commitment fees of 0.150%. If Cleco Power’s credit ratings were to be downgraded one level by Fitch Ratings, Inc., Moody’s Investors Service, Inc. or Standard & Poor’s Financial Services LLC, Cleco Power may be required to pay higher fees and additional interest of 0.125%. The Term Loan has a term that extends through May 21, 2024. The Term Loan bears interest at an interest rate of LIBOR plus 1.250% or ABR plus 0.250%. The Agreements include customary covenants, representations and warranties, and LIBOR-transition provisions.
The foregoing description of the Agreements and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1	Credit Agreement, dated as of May 21, 2021, by and among Cleco Power LLC, the lenders party thereto and Regions Bank, as administrative agent.
10.2	Term Loan Agreement, dated as of May 21, 2021, by and among Cleco Power LLC, the lenders party thereto and Regions Bank, as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLECO CORPORATE HOLDINGS LLC

Date: May 26, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLECO POWER LLC

Date: May 26, 2021	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer